UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported): November 11, 2013

HEALTHCARE CORPORATION OF AMERICA

(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Ford Road Suite 230 Denville, NJ		07834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(973) 983-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 19, 2013, Healthcare Corporation of America (the “Company”) filed a form 8-K with the Securities and Exchange Commission (“SEC”) in which it announced that the financial statements for the Company’s predecessor for fiscal years 2011 and 2012, as well as the 3 months ended March 31, 2013, contained material errors and, therefore, should not be relied upon. On September 30, 2013 the Company filed with the SEC a notification of late filing regarding its Transition Report on Form 10-K for the period ended June 30, 2013. As of today the Company has yet to file the aforementioned Form 10-K with the SEC.

On November 11, 2013, the Company issued a press release announcing its plans regarding its SEC filings and related matters. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibit.

99.1	Press Release, dated November 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE CORPORATION OF AMERICA
Dated: November 12, 2013
	By:	/s/ Yoram Bibring
Name: Yoram Bibring Title: Chief Financial Officer